UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 24, 2015
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

2015 Short-Term Incentive Compensation Plan (“STIP”)

On July 24, 2015, the Board of Directors (the “Board”) of A.M. Castle & Co. (the “Company”) approved certain revisions to the Company’s 2015 STIP, including with respect to payments to the current Named Executive Officers (“NEO’s”) of the Company. The Board voted to provide a cash bonus opportunity of 40% of the original target bonus opportunity to all current NEO’s, subject to certain performance criteria (with the exception of Thomas L. Garrett, Vice President & President, Total Plastics, Inc., whose STIP opportunity is based on Total Plastics, Inc. specific metrics and remains unchanged). In lieu of any further cash bonus opportunity for the NEO’s in 2015, the Board also voted to make certain stock options awards to the NEO’s.

These decisions affected the following NEO’s and resulted in the 2015 cash bonus opportunities and the grant on July 24, 2015, of stock option awards with respect to the following numbers of options, respectively: (i) Steven W. Scheinkman, the Company's President and Chief Executive Officer - $230,459 cash bonus opportunity and 50,000 options; (ii) Marec E. Edgar, the Company's Executive Vice President, General Counsel, Secretary & Chief Administrative Officer - $74,800 cash bonus opportunity and 15,900 options; (iii) Ronald E. Knopp, the Company's Executive Vice President and Chief Operating Officer - $66,000 cash bonus opportunity and 14,100 options; and (iv) Patrick R. Anderson, the Company's Executive Vice President, Chief Financial Officer and Treasurer - $66,000 cash bonus opportunity and 14,100 options. The cash bonus opportunity is subject to defined performance criteria. The options have a term of 10 years, exercise price of $3.92 per share, representing the closing stock price of the Company on the date of their issuance, July 24, 2015, and vest in three equal annual installments beginning in 2016.

Long-Term Incentive Compensation Plan (“LTCP”)

On July 24, 2015, the Board also approved the Company’s 2015-2017 LTCP, including substantial changes from prior years’ LTCP. The Company’s prior LTCP provided each eligible employee with a target bonus paid in (i) one-third time-based restricted stock that cliff-vested at the end of the applicable three-year period; and (ii) two-thirds performance share units that vested based on certain performance metrics during the three-year performance period. The performance share unit component of the prior LTCP also provided the opportunity for either increase or decrease of the number of performance shares actually vested based on performance above or below the target performance identified in the plan, respectively.

In revising the LTCP, the Board approved replacement of the two-thirds performance share unit opportunity with stock options awards. The options awards vest in three equal annual installments beginning in 2016, and contain no performance criteria or opportunity for enhancement or reduction. The one-third opportunity in restricted stock units, which were awarded previously, remains unchanged.

This decision affected the following non-CEO NEO’s and resulted in the grant on July 24, 2015, of stock option awards with respect to the following numbers of options: (i) Marec E. Edgar, the Company's Executive Vice President, General Counsel, Secretary & Chief Administrative Officer - 41,373 options; (ii) Ronald E. Knopp, the Company's Executive Vice President and Chief Operating Officer - 36,505 options; (iii) Patrick R. Anderson, the Company's Executive Vice President, Chief Financial Officer and Treasurer - 36,505 options; and (iv) Thomas L. Garrett, Vice President, and President, Total Plastics, Inc. - 24,216 options. The options have a term of 10 years, exercise price of $3.92 per share, representing the closing stock price of the Company on the date of their issuance, July 24, 2015, and vest in three equal annual installments beginning in 2016.

CEO Awards

As previously disclosed on the Company’s Form 8-K dated April 16, 2015, the Company’s offer letter to Mr. Scheinkman included the following equity awards under the Company’s 2008 Omnibus Incentive Plan: (i) a grant of 90,000 stock options that would vest in three equal annual installments, based on his hire date, with a ten year expiration; (ii) 65,000 shares of restricted stock that would vest fully on December 31, 2017; and (iii) 65,000 performance share units that would vest based on an EBITDA metric for the performance period. However, Mr. Scheinkman’s Offer of Employment letter, dated April 16, 2015, stated that the Company was “evaluating significant changes to the structure of the LTCP” and that the exact terms of Mr. Scheinkman’s 2015 participation would be finalized at a later time.

In furtherance of those stated intentions, on July 24, 2015, the Board approved a grant of the following equity awards to Mr. Scheinkman: (i) a grant of 180,000 stock options (a portion of which are in lieu of his previously contemplated grant of 65,000 performance share units) with an exercise price of $3.92 per share, representing the closing stock price of the Company on the date of their issuance, July 24, 2015, vesting in three equal annual installments, based on his hire date, with a ten year expiration; and (ii) 65,000 shares of restricted stock units that will vest fully on December 31, 2017, provided he remains employed by the Company through such date.

Form Agreements

In order to effect the above-described changes, the Board also approved new form agreements for use in making the awards described. Copies of the Form Non-Qualified Stock Option Award Agreement, and the Form Restricted Stock Unit Award Agreement, which are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K are incorporated herein by reference. The foregoing descriptions of the award agreements are qualified in their entirety by reference to the full text of the award agreements filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.7	Form Non-Qualified Stock Option Award Agreement
10.8	Form Restricted Stock Unit Award Agreement

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from recently announced corporate initiatives, including facility closures and organizational changes.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
July 28, 2015		Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
10.7	Form Non-Qualified Stock Option Award Agreement	EX-1-
10.8	Form Restricted Stock Unit Award Agreement	EX-8-

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